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                                                                   EXHIBIT 10.10


                            JOINT VENTURE AGREEMENT

                                      OF

                       WORLDQUEST/EVEREST JOINT VENTURE

                         (A Texas General Partnership)


     THIS JOINT VENTURE AGREEMENT OF WORLDQUEST/EVEREST JOINT VENTURE ("Agreement") is made and entered into effective as of the 30th day of June, 2000, by and between WorldQuest Networks, Inc. ("WQN") and Everest Worldwide Communications Inc., a Delaware corporation ("Everest") (such entities being hereinafter sometimes referred to collectively as "Partners" and individually as "Partner").

                             W I T N E S S E T H:

     In consideration of the mutual covenants set forth herein, the parties hereto hereby agree as follows:

                                   ARTICLE I
                           FORMATION OF PARTNERSHIP

     1.01 Formation of Partnership.

          (a) The Partners hereby join in and form a general partnership (hereinafter referred to as the "Partnership") under and pursuant to the Texas Revised Partnership Act for the purposes and upon the terms, provisions, and conditions hereinafter set forth.

          (b) Except as expressly provided for herein to the contrary, the rights and obligations of the Partners and the administration and termination of the Partnership shall be governed by the Texas Revised Partnership Act. Each Partner's interest in the Partnership shall be personal property for all purposes. All property owned by the Partnership shall be deemed owned by the Partnership as an entity, and no Partner, individually, shall have any ownership of such property.

     1.02 Name of Partnership. The business of the Partnership shall be conducted solely under the name of WorldQuest/Everest Joint Venture, or such other name as the Partners shall determine by majority vote of Voting Interests (as hereinafter defined), and such name shall be used at all times in connection with the Partnership affairs. The parties hereto shall execute and file all assumed or fictitious name certificates required by law to be filed in connection with the formation of the Partnership.

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     1.03 Purposes and Scope of Partnership.

          (a) The purpose of the Partnership shall be to install, own, maintain and operate sites for telephone circuits and Internet voice termination equipment in ten locations specified in Schedule I -Schedule X attached to this Agreement and incorporated herein for all purposes by this reference (the "Schedules"), pursuant to the terms and conditions of this Agreement.

          (b) Any Partner or any affiliate of any Partner (all of such persons being sometimes referred to herein as "Partner Affiliates") may possess an interest in other business ventures or investments of every nature and description, independently or with others, including, without limitation, the ownership, management and operation of additional telephone circuits, Internet voice terminating equipment and related equipment and businesses, even if they may be competitive with the business of the Partnership, and neither the Partnership nor any of the Partners shall have any right by virtue of this Agreement in and to such ventures or investments or to the income or property derived therefrom, and neither Partner shall have any fiduciary or other responsibility or duty to present any such ventures or investments to the Partnership or the other Partner for consideration or participation.

     1.04 Scope of Partners' Authority. Except as otherwise expressly and specifically provided in this Agreement, none of the Partners shall have any authority to act for, or to assume any obligations or responsibility on behalf of, any other Partner or the Partnership.

     1.05 Principal Place of Business. The principal place of business of the Partnership shall be 16990 Dallas Parkway, Suite 220, Dallas, Texas 75248, and such other place or places as may be approved by the Partners from time to time by majority vote of Voting Interests.

     1.06 Installation and Maintenance. At no additional cost to the Partnership other than what is provided for in the Schedules for each location specified in the Schedules (the "Sites") (subject to a variance of up to 10%, or $10,000, for each Site, whichever is smaller, for which the Partnership will be responsible, or such other costs which are agreed by both Partners to be the responsibility of the Partnership), and subject to the limitations otherwise provided in this Agreement, Everest shall be responsible for the following:

          (a) Location of the Sites in the locations specified in the Schedules and negotiation of agreements with terminating parties in each location for review and approval in writing by WorldQuest prior to execution of such agreement between the Partnership and such terminating party;

          (b) The installation of Internet or other voice terminating equipment ("Equipment") at the Sites;

          (c) The 24 hour monitoring and maintenance of the Equipment located outside the USA; Monitoring of USA based equipment shall transfer to WQN as such equipment is connected to WQN switching equipment, but until that time it is the responsibility of Everest;

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          (d)  Maintenance of a spare parts package in each country where a Site is located of a size configuration mutually agreed upon by the Partners;

          (e) The marketing and sale of the Internet or other voice termination service (the "Service"); and

          (f) Administration and record keeping relative to the Equipment, Sites and customers.

     1.07 Additional Sites. The Partners may add Sites (by unanimous vote of Voting Interests) and/or delete Sites (by majority vote of Voting Interests), but are not obligated to, by executing an amendment to this Agreement and adding the appropriate Schedule to this Agreement detailing the nature of that additional Site. In the event of a deletion of a Site (or termination point - terms used interchangeably) the Partners must by a majority vote of the Voting Interests, agree to the terms of the deletion. In the event of a deletion, the Partnership shall honor the obligations of the Partnership to the Partnership's local terminating party for local phone lines, Internet connections, rent and the like for as long as those agreements are in force - but in no case longer than 12 months. Reasons for eliminating a Site from the Partnership may be lack of performance, under performance or lack of strategic reason to terminate in that particular country. In the event the right for a local termination at a Site is lost for any reason, including acts of God, war, insurrection, governmental regulation or other reasons outside the Partnership's control, the Partners shall use a reasonable efforts basis to secure additional rights in that location, or alternatively, may move the circuit to an alternative location (country) of mutual choice by unanimous vote of Voting Interests.

     1.08 Reasonable Business Practice. The Partners agree that in their dealings with each other pursuant to, and subject to the terms and conditions of, this Agreement, they shall employ reasonable business practices to manage the Partnership and its business and assets, including 1) the selection of the Sites, 2) the installation and maintenance of the Equipment, 3) the management of call traffic, and 4) the reporting and accounting of Partnership activities to the Partners, subject to the reasonable right of each Partner to review and verify the information provided by the other Partner and subject to the other terms and conditions of this Agreement applicable thereto.

     1.09 Operating Expenses. The Partners agree that the Partnership shall have no employees, and that, without the vote of a majority of Voting Interests, the Partnership will incur no expenses other than the following: (a) carrier (including satellite), circuits, equipment and termination costs; (b) actual out-of-pocket (including travel costs) for replacement parts and maintenance of the Equipment; (c) taxes, fees or assessments imposed on the Partnership by any federal, state or governmental authority; (d) actual costs for the preparation of required federal and state income, use, property and sales tax returns; (e) emergency technical support and cabling contractors; (f) billing fees by GenTel for customers; and (g) wire transfer costs and other miscellaneous costs agreed to by both Partners. Everest will be responsible for providing to WQN a monthly operating budget and documentation on all expenditures to be made by the Partnership, along with a check request, and WQN shall be the only Partner who is authorized to sign checks. Initially, Everest will be reimbursed for payments to be made by it to the local terminating parties after provision of support and background documentation to WQN, which will then cut checks to Everest in the name of the Partnership. However, it is understood that it is the intent of the Partners that the Partnership will, as soon as possible, take over this role of Everest and will deliver checks and make payments to the local terminating parties or their agent.

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     1.10 Segregation of Funds. The Partners agree that WQN shall establish one or more separate bank accounts in the name of the Partnership (the "Bank Account(s)") for the deposit of all funds collected by the Partnership. Everest shall have no right to establish, open or maintain any account for the deposit of Partnership funds and shall promptly cause all Partnership funds coming into its possession to be forwarded to WQN for deposit in one or more of the Bank Accounts. The Partners agree that no Partnership funds shall be commingled with the funds of any Partner or any third party. In addition, only the payment of the amounts authorized in Section 1.09 above or otherwise expressly authorized in this Agreement and distributions to the Partners shall be made from any Bank Account. WQN shall have the responsibility for setting up and managing the Bank Accounts, but in no case shall WQN withhold distribution of all funds except a minimum balance of $1,000, in excess of a reasonable working capital reserve designed to meet anticipated expenditures arising over the next two weeks, more than three (3) working days after the end of each calendar month, commencing with the month ending August 31, 2000.

     1.11 Noncompetition/Noncircumvention. Each Partner agrees that it will not during the existence of the Partnership enter into agreements to route or carry traffic, otherwise than in the name of the Partnership, with any customer of the other Partner that was an existing customer as of the effective date of this Agreement and for whom such Partner was routing or carrying traffic over telephone circuits or Internet voice termination equipment at any of the Sites. At such time as it may become necessary for either Party to reveal the identity of its terminating partners for the terminating locations covered by this agreement, the parties hereto agree that such information is confidential and shall be treated as such under the terms of this and any other confidentiality agreement then in effect.

     1.12 Traffic to be Carried at Highest Price. The Partners agree that at such time that the Equipment at the Sites has reached capacity, if either Partner can find a customer willing and able to pay a rate higher than the rate being paid by any of the existing customers of the Partnership, the existing customers paying a lower rate (commencing with the lowest rate) will be terminated as soon as possible without violating the terms of the Partnership's or Partner's agreement with such customer to provide the necessary capacity to terminate traffic for the new customer paying the higher rate.


                                  ARTICLE II
                           MANAGEMENT OF PARTNERSHIP

     2.01 Management of Partnership.

          (a) Everest is hereby appointed as the Project Manager (herein so called) of the Partnership and is hereby invested with the power and authority for, and responsibility of, managing, supervising and conducting the routine, day-to-day business and affairs of the Partnership relating to organization and establishment of local termination agreements with local terminating parties in various countries, the ordering of local telephone and Internet circuits, the placement of Equipment and the activation of Service in each location, in each event, in accordance with and subject to the provisions of this Agreement. Project Manager shall not receive a salary as Project Manager. The routine, day-to-day business and affairs of the Partnership for which Project Manager is responsible shall mean:

               (1) preparing and delivering budgets (capital and operating), check requests and back-up documentation to WQN for all Partnership expenditures so that WQN can execute checks in payment thereof, other

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          than those expenditures of the Partnership which WQN is responsible for managing under the terms of this Agreement;

               (2) providing WQN weekly CDR documentation for weekly billings on or before the Friday following the week to which such billings relate, until such time as the traffic is routed through WQN's switch, at which time WQN shall be responsible for providing Everest weekly CDR documentation or weekly billings on or before the Tuesday following the week to which such billings relate;

               (3) by the Tuesday of the following week, Everest will provide a traffic information report to WQN for billings by the Partnership to Everest for its traffic from the prior week and for payment by the Partnership of the Partnership's termination, satellite and teleport vendors;

               (4) putting into effect resolutions and agreements of the Partners adopted under or pursuant to this Agreement; and

               (5) timely performing its responsibilities in good faith and for the benefit of the Partnership set forth in Section 1.06 in full compliance with all applicable United States legal requirements.

          (b) WQN is hereby appointed as the Administrative Manager (herein so called) of the Partnership and is hereby invested with the power and authority for, and responsibility of, managing, supervising and conducting the routine, day-to-day administrative affairs of the Partnership, in accordance with and subject to the provisions of this Agreement. Administrative Manager shall not receive a salary as Administrative Manager. The routine, day-to-day administrative affairs of the Partnership for which Administrative Manager is responsible shall mean:

               (1) causing financial statements for the Partnership to be prepared and delivered to the Partners by the last day of the following month, except for the end of calendar quarter, which will be due to the Partners on the 15th of the month following the end of such calendar quarter; and including a statement of all accruals with each financial statement;

               (2) putting into effect resolutions and agreements of the Partners adopted under or pursuant to this Agreement;

               (3) timely performing its responsibilities in good faith and for the benefit of the Partnership and in full compliance with all applicable United States legal requirements; and

               (4) paying invoices submitted by Everest by Friday of each week if submitted by Everest to WQN by noon Tuesday of that same week.

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          (c)  The following major decisions ("Major Decisions") affecting the
     Partnership shall be implemented and undertaken by the Partnership upon the approval thereof in writing by a majority vote of Voting Interests, and no such Major Decision shall be implemented or undertaken by the Partnership until it shall have been approved in writing by a majority vote of Voting Interests. For purposes of this Agreement, "Voting Interests" shall mean the respective Voting Interests of the Partners. For all purposes hereof, WQN shall be deemed to have 51 Voting Interests and Everest shall be deemed to have 49 Voting Interests.

     The Major Decisions shall include:

               (1) entering into any agreement to which the Partnership is a party;

               (2) terminating or modifying any agreement to which the Partnership is a party;

               (3)  adding, deleting or eliminating a Site;

               (4) selling or disposing of Partnership assets, other than the sale of consumable assets and supplies in the ordinary course of business;

               (5) retaining and discharging, and relying on the advice of, attorneys, accountants, engineers and other consulting professionals;

               (6) assigning Partnership property in trust for creditors or on the assignee's promise to pay the debts of the Partnership;

               (7) confessing or agreeing to a judgment against the Partnership or settling or otherwise defending any litigation to which the Partnership is a party;

               (8)  submitting a Partnership claim or liability to arbitration;

               (9) making, executing or delivering for the Partnership any lease (of real or personal property), construction or development agreement, real property acquisition contract, note, bond, mortgage, deed of trust, guarantee, security or pledge agreement, indemnity bond, surety bond or accommodation paper or accommodation endorsement;

               (10) borrowing money in the Partnership name or using Partnership property as collateral, or refinancing, recasting, modifying or extending any loan to the Partnership or that is secured by the property or assets of the Partnership (provided, however, that this limitation shall not relate to ordinary trade payables and other operating expenses of the Partnership under Section 2.01(a));

               (11) assigning, transferring, pledging, compromising or releasing any claim or debt owing to the Partnership;

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               (12) assigning the right of the Partnership in specific
          Partnership property; and

               (13) any other decision or action which by any provision of this Agreement is required to be approved by a majority vote of Voting Interests.

     2.02 Meetings of the Partners.

          (a) Regular meetings of the Partners shall be held quarterly on the last Thursday of the first month of each calendar quarter at 10:00 a.m. in the offices of WQN and Everest, alternatively, or at such other place or places as may be determined from time to time by a majority vote of Voting Interests. Special meetings of the Partners shall be held when called by any Partner. Should any meeting date fall upon a legal holiday, then such meeting shall be held at the same time on the next regular business day. Neither written notice of regular meetings, nor the business to be transacted at or the purpose of regular meetings, shall be required to be delivered to Partners. Written notice of special meetings shall be given to each Partner at least two (2) business days before the date of the meetings. The business to be transacted at and the purpose of any special meeting of the Partners shall be specified in the notice of such meeting.

          (b) The holding of any special meeting of the Partners shall be valid as though timely notice of such meeting had been given if all of the Partners attend such meeting, or if before or after the time of such meeting any Partner who has not received timely notice of such meeting signs a written waiver of notice. All such waivers shall be filed with the Partnership's records or made a part of the minutes of the meeting.

          (c) Voting may be accomplished by voice or by written ballot. No person may act by proxy on behalf of a Partner who is present in person. However, a Partner who is present in person may, in addition to casting his own votes, cast the vote of a Partner who is not present but who has given his written proxy to such Partner who is present.

          (d) Any action required or permitted to be taken at a meeting of the Partners may be taken without a meeting if a written consent to such action is signed by the Partners owning the number of Voting Interests that would have been necessary to approve the action if a meeting had been held. Such written consent shall be filed with the minutes of the Partners' meetings and a copy of such written consent shall be promptly delivered to the non-signing Partner.

          (e) Any action required or permitted to be taken at a meeting of the Partners may be taken by means of a conference telephone or similar communication equipment by means of which all Partners participating in the meeting can hear and speak to one another, except where a Partner participates in the meeting for the express purpose of objecting to the transaction of any business on the grounds that the meeting is not lawfully called or convened.

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                                  ARTICLE III
                          CAPITAL OF THE PARTNERSHIP

     3.01 Initial Contributions to Capital. The capital to be contributed initially to the Partnership by the Partners shall be as follows:

          (a) Everest agrees to contribute to the Partnership the cash, equipment, costs incurred or to be incurred on the Partnership's behalf, contracts, intangible rights, sweat equity and other properties and benefits detailed on the Schedules (the "Everest Contributions"). The Partners acknowledge and agree that as of the date of this Agreement, various of the Everest Contributions shall be deemed to have already been contributed to the Partnership, as detailed on the Schedules, and that Everest shall be credited with an initial Capital Account (as defined in Section 4.01) in the aggregate amount of those Everest Contributions deemed to have been made as of the date of this Agreement, as detailed on the Schedules. The Partners further acknowledge and agree that if there are additional Everest Contributions that are required to be made by Everest, and Everest hereby covenants and agrees to timely make such additional Everest Contributions, as detailed on the Schedules. At the time each of such additional Everest Contributions are made by Everest, Everest's Capital Account shall be credited with an additional capital contribution for such additional Everest Contributions in the amount agreed to by the Partners as set forth on the Schedules. In return for the Everest Contributions, Everest shall have a "Partnership Percentage" equal to 50%, except with respect to the Sites set forth on Schedule I and II, with respect to which Everest's Partnership Percentage shall be equal to 25% until the portion of the WQN Contributions set forth on each of Schedules I and Schedule II shall have been returned to WQN, at which time Everest's Partnership Percentage shall equal 50% for these two Sites, as set forth on Schedules I and II.

          (b) WQN agrees to contribute to the Partnership the cash, equipment, costs incurred or to be incurred on the Partnership's behalf, contracts, intangible rights and other properties and benefits detailed on the Schedules (the "WQN Contributions"). The Partners acknowledge and agree that as of the date of this Agreement, various of the WQN Contributions shall be deemed to have already been contributed to the Partnership, as detailed on the Schedules, and that WQN shall be credited with an initial Capital Account (as defined in Section 4.01) in the aggregate amount of those WQN Contributions deemed to have been made as of the date of this Agreement, as detailed on the Schedules. The Partners further acknowledge and agree that there are additional WQN Contributions that are required to be made by WQN, and WQN hereby covenants and agrees to timely make such additional WQN Contributions, as detailed on the Schedules. At the time each of such additional WQN Contributions are made by WQN, WQN's Capital Account shall be credited with an additional capital contribution for such additional WQN Contributions in the amount agreed to by the Partners as set forth on the Schedules. In return for the WQN Contribution, WQN shall have a "Partnership Percentage" equal to 50%, except with respect to the Sites set forth on Schedules I and II, with respect to which WQN's Partnership Percentage shall be equal to 75% until the portion of the WQN Contributions set forth on each of Schedule I and Schedule II shall have been returned to WQN, at which time WQN's Partnership Percentage shall equal 50% for these two Sites, as set forth on Schedules I and II.

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     3.02 Additional Contributions or Loans to the Partnership. To the extent that revenues of the Partnership are inadequate to provide all funds from time to time required by the Partnership for the operation of the business of the Partnership and additional capital contributions (in excess of the Everest Contributions and WQN Contributions) or loans are needed from the Partners, as determined and called for by a unanimous vote of the Partners, each Partner shall pay a pro rata share of any such needed contribution or loan based on the Partnership Percentage of each Partner in relation to the total Partnership Percentages; provided, however, no Partner will be required to make any such excess capital contribution or loan to the Partnership unless unanimously approved by the Partners; and, provided, further, that in any event the Partners may only approve such costs as are reasonable and necessary in accordance with the purposes for which the Partnership has been formed with respect to such excess capital contributions or loans. If the Partners unanimously approve excess capital contributions or loans, each Partner shall make its pro rata contribution or loan within thirty (30) days. If such additional funds are so approved to be made in the form of loans, the Partners agree any such loan shall bear interest at the "prime rate" of Nations Bank, Dallas, N.A., as announced, from time to time, plus one percent (1%), noncompounded, and shall be payable in such manner as may be approved by unanimous vote of the Partners, but in no event later than three (3) years following the date of the loan.

     3.03 Respective Interest of Partners in the Partnership. The interests of the Partners in the Partnership are set out opposite the name of each Partner in
Section 3.01 as Partnership Percentages. The Partners shall be liable for the debts and losses of the Partnership in the ratio of their Partnership Percentages.

     3.04 Contributions Secured. Each Partner hereby further grants to the other Partner a lien on its interest in the Partnership to secure payment of and the performance of any and all obligations required or permitted hereunder.

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                                  ARTICLE IV
                               CAPITAL ACCOUNTS

     4.01 Separate Individual Capital Accounts Shall Be Maintained for Each of the Partners. A capital account ("Capital Account") shall be established and maintained for each Partner. The Capital Account of WQN shall be equal to WQN's initial WQN Contributions, as set forth in Section 3.01(b), and the Capital Account of Everest shall be equal to Everest's initial Everest Contributions, as set forth in Section 3.01(a), and the respective Capital Accounts of the Partners (a) shall be increased by (i) the amount of money contributed by that Partner to the Partnership, (ii) the fair market value of property contributed by that Partner to the Partnership (net of liabilities on the contributed property that the Partnership is considered to assume or take subject to under section 752 of the Code), and (iii) allocations to that Partner of Partnership income and gain (or items thereof), including income and gain exempt from tax and income and gain described in Treas. Reg ss.1.704-1(b)(2)(iv)(g), but excluding income and gain described in Treas. Reg. ss.1.704-1(b)(4)(i), and (b) shall be decreased by (i) the amount of money distributed to that Partner by the Partnership, (ii) the fair market value of property distributed to that Partner by the Partnership (net of liabilities secured by the distributed property that the Partner is considered to assume or take subject to under section 752 of the
Code), (iii) allocations to that Partner of expenditures of the Partnership described in section 705(a)(2)(B) of the Code, and (iv) allocations of Partnership loss and deduction (or items thereof), including loss and deduction described in Treas. Reg. ss.1.704-1(b)(2)(iv)(g), but excluding items described in clause (b)(iii) above and loss or deduction described in Treas. Reg.ss.1.704-1(b)(4)(i) orss.1.704-1(b)(4)(iii). The Partners' Capital Accounts also shall be maintained and adjusted as permitted by the provisions of Treas. Reg.ss.1.704-1(b)(2)(iv)(f) and as required by the other provisions of Treas. Reg. ss.ss.1.704-1(b)(2)(iv) and 1.704-1(b)(4), including adjustments to reflect the allocations to the Partners of depreciation, depletion, amortization, and gain or loss as computed for book purposes rather than the allocation of the corresponding items as computed for tax purposes, as required by Treas. Reg.ss.1.704-1(b)(2)(iv)(g). On the transfer of all or part of a Partner's interest in the Partnership, as permitted by this Agreement, the transferee shall succeed to that portion of the transferor's Capital Account based upon the percentage interest of the transferor's Partnership interest acquired by the transferee in accordance with the provisions of Treas. Reg.ss.1.704-1(b)(2)(iv)(l). Loans by any Partner to the Partnership shall not be considered contributions to the capital of the Partnership. The capital accounts of the Partners shall not be decreased by the payment of any salary, fee or other compensation to, or the reimbursement of any expense incurred by, a Partner or Partner Affiliate or by the payment of interest or principal on any loan made by a Partner.


                                   ARTICLE V
                   ALLOCATIONS, DISTRIBUTIONS AND ACCOUNTING

     5.01 Allocation of Profits and Losses. Profit and loss of the Partnership shall be allocated in the following manner:

          (a) Any profit realized by the Partnership shall be credited to the Capital Accounts of the Partners as follows and in the following order of priority:

               (i) first, profit shall be allocated to the Partners pro rata based on the ratio that the negative Capital Account balance of each Partner bears to the aggregate negative Capital Account balances of all of the Partners until the Capital Account balances are increased to zero; and

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               (ii) any remaining profit shall be allocated to the Partners in accordance with their respective Partnership Percentages.

          (b) Any loss realized by the Partnership shall be charged to the Capital Accounts of the Partners as follows and in the following order of priority:

               (i) Any loss shall first be charged to the Partners pro rata based on the ratio that the positive Capital Account balance of each Partner bears to the aggregate positive Capital Account balances of all the Partners until the Capital Account balances are reduced to zero; and

               (ii) any remaining balance of the loss shall be charged to the Partners in accordance with their respective Partnership Percentages.

     5.02 Funds Available for Distribution. The entire Net Cash Flow of the Partnership shall be deemed available for distribution and shall be distributed to the Partners in accordance with the provisions of Section 5.03. The term "Net Cash Flow" shall mean the gross cash receipts from any source whatsoever derived from the operation of Partnership business (or any part thereof) (but not the proceeds of Partnership borrowings), proceeds received upon liquidation of the Partnership in accordance with the relevant provisions hereof, and proceeds from the sale of assets of the Partnership less, first, the payment of principal and interest (including the payment of principal and interest on loans made by the Partners to the Partnership) as the same become due to the holders of the indebtedness of the Partnership, second, the payment of operating expenses of the Partnership for such period, third, capital expenditures and fourth, such cash reserved for working capital in excess of $1,000 plus an amount equal to anticipated expenditures arising over the next two weeks.

     5.03 Distribution of Net Cash Flow. Distributions of Net Cash Flow are to be made in amounts determined pursuant to Sections 1.10 and 5.02, and within the time periods set forth in Section 1.10, on the following terms and conditions and in the following order or priority:

          (a) To WQN and to Everest, the Net Cash Flow generated from the Sites listed on the Schedules, as provided for in each Schedule, after which time distributions shall be made thereafter in accordance with Section 5.03(b) and (c); and

          (b) To the Partners in accordance with their respective positive Capital Account balances (after their Capital Accounts have been adjusted to reflect all profit and loss allocations) until such balances are reduced to zero; and

          (c) To the Partners in accordance with their respective Partnership Percentages any amounts of Net Cash Flow remaining after satisfaction of the preceding priority items.

     5.04 Special Allocations. Allocations of profit, loss and gain shall be made in accordance with this Article V, but shall, notwithstanding any other provision contained herein, be made in accordance with the following:

          (a) No Partner shall be allocated net loss or deduction which will cause a deficit balance in such Partner's Capital Account to exceed the sum of the dollar amount of such deficit balance that such Partner is obligated to restore within the meaning of Treasury Regulation Section 1.704-1
     (b)(2)(ii)(c) as of the end of the Partnership's taxable year to which such allocation relates plus such Partner's share of the "Partnership's Minimum Gain", as defined in Treasury Regulation Section 1.704-2(d). Any items of loss and deduction not allocable to Partners by reason of this provision shall be allocated to the Partners in accordance with the Partners' interests in the Partnership. For purposes hereof, the Capital Account of each Partner shall be reduced (i) for any distributions that, as of the end of such year, reasonably are expected to be made to such Partner to the extent they exceed offsetting increases to such Partner's Capital Account that reasonably are expected to occur during (or prior to) the Partnership taxable year in which such distributions reasonably are expected to be made and (ii) for the adjustments and allocations of loss and deduction described in Treasury Regulation Section 1.704-1 (b)(2)(ii)(d). A Partner who unexpectedly receives an adjustment, allocation, or distribution described in Treasury Regulation Section 1.704-1(b)(2)(ii)(d)(4), (5) or (6) which causes or increases a deficit balance in such Partner's Capital Account to exceed the sum of the dollar amount of such deficit balance that such Partner is obligated to restore within the meaning of Treasury Regulation Section 1.704-1(b)(2)(ii)(c) as of the end of the Partnership's taxable year to which such allocation relates , shall be allocated items of income and gain in an amount and manner sufficient to eliminate such excess deficit balance as rapidly as possible. It is the intent that this Section 5.04(a) be intended to comply with the alternate test for economic effect set forth in Treasury Regulation Section 1.704-1(b)(2)(ii)(d).

          (b) Notwithstanding any other provision of this Section 5.04, if there is a net decrease in the Partnership's Minimum Gain during the Partnership's taxable year, then the Capital Accounts of each Partner shall be allocated items of income (including gross income) and gain for such year (and if necessary for subsequent years) equal to that Partner's share of the net decrease in the Partnership's Minimum Gain . This Section 5.04(b) is intended to comply with the minimum gain chargeback requirement of Treasury Regulation Section 1.704- 2. If in any taxable year that the Partnership has a net decrease in the Partnership's Minimum Gain, if the minimum gain chargeback requirement would cause a distortion in the economic arrangement among the Partners and it is not expected that the Partnership will have sufficient other income to correct that distortion, the Partners (acting jointly and by unanimous vote) may in their discretion seek to have the Internal Revenue Service waive the minimum gain chargeback requirement in accordance with Treasury Regulation Section 1.704-2(f)(4). Furthermore, items of Partnership loss, deduction and expenditures described in Section 705(a)(2)(B) of the Code which are attributable to any nonrecourse debt of the Partnership and are characterized as partner nonrecourse deductions under Treasury Regulation Section 1.704-2(j) shall be allocated to the Partner's Capital Accounts in accordance with Treasury Regulation Section 1.704-2(j).

          (c) If taxable gain to be allocated from a sale or other disposition includes income treated as ordinary income for income tax purposes because it is attributable to the recapture of depreciation, such gain so treated as ordinary income shall be allocated to and reported by the Partners in proportion to their accumulated depreciation allocations; and the Partnership shall keep (or shall obtain) records of such allocations.

     5.05 Accounting and Tax Status.

          (a) The fiscal year of the Partnership shall end on December 31 of each year.

          (b) The books of account of the Partnership shall be kept and maintained at all times at the principal place of business of the Partnership. The books of account shall be maintained on a cash or accrual basis as may be approved by a majority vote of Voting Interests upon advice of WQN's accountants, and shall show all items of income and expense.

          (c) The Administrative Manager shall be responsible for having unaudited statements prepared and furnished to each of the Partners in accordance with the requirements of Section 2.01(b)(1). The Administrative Manager shall also cause to be prepared and furnished to each of the Partners within thirty (30) days after the close of each fiscal year a balance sheet of the Partnership dated as of the end of the fiscal year, and a related statement of income or loss for the Partnership for such fiscal year.

          (d) Each Partner or their respective authorized representative shall have the right at all reasonable times during usual business hours to audit, examine, and make copies of or extracts from the books of account of the Partnership. Such right may be exercised through any agent or employee of such Partner designated by such Partner or by an independent public accountant designated by such Partner. Each Partner shall bear all expenses incurred in any examination made for such Partner's account.

          (e) Any provision hereof to the contrary notwithstanding, solely for United States federal income tax purposes, each of the Partners hereby recognizes that the Partnership will be subject to all provisions of Subchapter K of Chapter 1 of Subtitle A of the United States Internal Revenue Code of 1986; provided, however, the filing of U.S. Partnership Returns of Income shall not be construed to extend the purposes of the Partnership or expand the obligations or liabilities of the Partners. At the request of any Partner, the Partnership shall file an election under
     Section 754 of the United States Internal Revenue Code of 1986.

          (f) The Administrative Manager shall cause to be prepared all tax returns and statements, if any, which must be filed on behalf of the Partnership with any taxing authority to be furnished to WQN and Everest , for approval by WQN and Everest, prior to thirty (30) days prior to the filing date for any such return, and on approval thereof by WQN and Everest, the Administrative Manager shall make timely filing thereof.

          (g) For accounting and federal and state income tax purposes, except as herein otherwise specifically provided, all income, deductions, credits, gains and losses of the Partnership shall be allocated to the Partners in accordance with their Partnership Percentages. Any item which is stipulated to be an expense of the Partnership under the terms of this Agreement or which would be so treated in accordance with generally accepted accounting principles shall be treated as an expense of the Partnership for all purposes of computing net income for federal income tax purposes.

          (h)  WQN shall be the "tax matters" partner.

                                  ARTICLE VI
                       TERM, DISSOLUTION AND TERMINATION

     6.01 Term. The Partnership shall be in effect for a term beginning on the date hereof and shall continue until December 31, 2056, unless sooner terminated and liquidated in accordance with the provisions hereof or by written agreement of all of the Partners.

     6.02 Dissolution. The Partnership shall dissolve upon the occurrence of any of the following events:

          (a) If any Partner shall file a voluntary petition under any bankruptcy or insolvency law or under the reorganization provisions of the United States Bankruptcy Act or under the provisions of any law of like import, or makes a general assignment of its property for the benefit of creditors, or if an involuntary petition is filed against any Partner under any bankruptcy, insolvency, or reorganization provision of any law or if a receiver for any Partner or for the property of any Partner shall be appointed without the acquiescence of such party and if such proceedings are not stayed or terminated within the ninety (90) day period following such occurrence, the Partnership shall dissolve automatically, unless the remaining Partner elects to waive such dissolution event and continue the Partnership within thirty (30) days after expiration of such ninety (90) day period.

          (b) If all or substantially all of the assets and properties of the Partnership are sold.

          (c) If the Partnership ceases to own, operate or manage at least one Site.

          (d)  Upon the unanimous vote of the Partners.

     Neither Partner shall have the right to withdraw from the Partnership prior to its dissolution.

     6.03 Final Accounting. Upon a dissolution of the Partnership pursuant to
Section 6.01 or 6.02 the Partnership shall be wound up and terminated.

     6.04 Liquidation and Priorities on Termination. Upon the occurrence of any event which causes the dissolution of the Partnership, the Partners, acting by a majority vote of Voting Interests, shall immediately proceed to terminate the business of the Partnership. In such event, the Partners may secure independent appraisals of the fair market value of each Partnership asset and attempt to sell all Partnership properties at such prices and/or terms as shall be approved by a majority vote of Voting Interests.

     Following dissolution and liquidation, all assets shall be distributed in accordance with the following priorities:

          (a) First, to the Partnership creditors (including Partners who are creditors pursuant to loans made by such Partners to the Partnership) in order of priority as provided by law;

          (b) Second, to the Partners in respect to the amounts remaining in their respective Capital Accounts; and

          (c) Third, there shall then be distributed to the Partners such funds and/or properties, if any, remaining, in proportion to their respective Partnership Percentages.

     A deficit in the Capital Account of a Partner is expressly deemed not to be an asset of the Partnership. A Partner having a deficit balance in its Capital Account shall have no obligation to the Partnership or to the other Partner to restore such deficit balance, nor shall its Partnership interest be subject to surcharge or to liability by reason of such deficit balance. Notwithstanding the foregoing, any Partner who has failed to pay a note payable to the Partnership shall be liable for payment in full of such note.


                                  ARTICLE VII
                       OWNERSHIP OF PARTNERSHIP PROPERTY

     7.01 Partnership Property. All property acquired by the Partnership in the course of Partnership business with Partnership funds or debt obligations of the Partnership, or contributed to the Partnership, shall be owned by the Partnership, such ownership being subject to the other terms and provisions of this Agreement. Each Partner hereby expressly waives the right to require partition of any Partnership property or any part thereof.

     7.02 Non-Partnership Property. Any property owned by a Partner, or any person or entity affiliated therewith, prior to the formation of this Partnership (other than property to be contributed to the Partnership pursuant to the terms of this Agreement), and which property is allowed by such owner to be used by the Partnership in the course of Partnership business, shall remain solely the property of such owner and the Partnership shall have no ownership interest therein, except to the extent provided by an agreement, if any, between such owner and the Partnership. The foregoing provision in this Section 7.02 shall apply also to any property acquired by a Partner, or any person or entity affiliated therewith, after the formation of this Partnership, provided such acquisition was made without use of Partnership funds or debt obligations and not in violation of Section 1.03(b) hereof.


                                 ARTICLE VIII
                               EVENTS OF DEFAULT

     8.01 Events of Default.

          (a) If any Partner fails to perform any of its respective obligations hereunder (including, without limitation, a failure to timely make a Everest Contribution or WQN Contribution, as applicable, or a capital contribution or loan approved under Section 3.02), or under a note payable to the Partnership, the other Partner (the "Non-Defaulting Partner") shall have the right to give such party ("Defaulting Partner") a notice of default ("Notice of Default"). The Notice of Default shall set forth the nature of the obligation which the Defaulting Partner has not performed.

          (b) If, within the thirty (30) day period following receipt of the Notice of Default, the Defaulting Partner cures such default it shall be deemed that the Notice of Default was not given and the Defaulting Partner shall lose no rights hereunder. If, within such thirty (30) day period, the Defaulting Partner does not cure such default, the Non-Defaulting Partner may elect any of the following rights and/or remedies:

               (i) The Non-Defaulting Partner may advance to the Partnership the Defaulting Partner's portion of any capital contribution or loan as is required, and the amount so advanced by the Non-Defaulting Partner shall be owing and be repaid forthwith by the Defaulting Partner to the Non-Defaulting Partner, and until repaid shall bear interest at the greater of (a) the maximum rate of interest permitted at such time under applicable law, or (b) fifteen percent (15%), on the amount from time to time owing to the Non-Defaulting Partner by the Defaulting Partner. Until repaid, such amounts, together with interest hereon as aforesaid, shall be secured by a first lien against all sums received or to be received by the Defaulting Partner in the repayment of loans and out-of-pocket expenditures already made by the Defaulting Partner to or on behalf of the Partnership and against all other interests of the Defaulting Partner in the Partnership and in the assets and all monies derivable thereunder or therefrom, all of which interests of the Defaulting Partner are hereinafter collectively referred to as the "Defaulting Partner's Interest", and said lien may be perfected by filing financing statements executed by the Non-Defaulting Partner pursuant to the Uniform Commercial Code; and all distributions from the Partnership which otherwise would be made to the Defaulting Partner (whether before or after dissolution of the Partnership) instead shall be paid to the Non-Defaulting Partner until the loan and all interest accrued on it have been paid in full to the Non-Defaulting Partner (with payments being applied first to accrued and unpaid interest and then to principal);

               (ii) The Non-Defaulting Partner may, at its option, borrow on behalf of the Defaulting Partner, from any lender acting in good faith, on such terms and conditions, and at such rate of interest, as determined by the Non-Defaulting Partner and such lender, an amount equal to the Defaulting Partner's portion of such advance as required, and advance such amount, on behalf of the Defaulting Partner, to the Partnership, and charge the Defaulting Partner all costs and expenses reasonably incurred by the Non-Defaulting Partner in connection with the amount so borrowed and advanced at the same rate as that charged by such lender and such advance shall, to the extent thereof, be and constitute a first lien and charge on and against the Defaulting Partner's Interest;

               (iii) If the default of the Defaulting Partner shall continue beyond the period set forth in Section 8.01(b), thereafter, the Non-Defaulting Partner shall have the right to acquire in full the said Defaulting Partner's Interest in the Partnership for a purchase price equal to 50% of the appraised fair market value of the Defaulting Partner's Interest, and for purposes of determining such fair market value, each Partner shall select an appraiser who is familiar with businesses similar to the Partnership's business within twenty (20) days after written demand by the Non-Defaulting Partner, and each of such appraisers shall select a third qualified appraiser who is familiar with businesses of this type within twenty (20) days after expiration of the aforesaid initial twenty (20) day period and such third appraiser shall appraise the value of the Defaulting Partner's Interest which shall be the fair market value for this purpose; provided, if the Defaulting Partner does not timely appoint an appraiser, then the appraiser appointed by the Non-Defaulting Partner shall appraise and set the fair market value of the Defaulting Partner's Interest and no other appraisers need be appointed;

               (iv) The Non-Defaulting Partner is hereby irrevocably authorized, instructed and directed for and on behalf of and as attorney for the Defaulting Partner to execute any and all documents required to be executed pursuant to the provisions hereof, including, without limitation, executing UCC Financing Statements in the name, and on behalf, of the Defaulting Partner, and to do all such other things as may be necessary or advisable in connection therewith, it being expressly understood and intended by each of the Partners that the grant of the foregoing power of attorney is coupled with an interest to do so;

               (v) The Non-Defaulting Partner has the right, in addition to the other rights and remedies granted to such Non-Defaulting Partner pursuant to this Agreement or available to such Non-Defaulting Partner at law or in equity, to take any action (including, without limitation, court proceedings), including exercising any other rights and remedies available at law or in equity, the Non-Defaulting Partner may deem appropriate to obtain payment by the Defaulting Partner of the loan and all accrued and unpaid interest on it, at the cost and expense of the Defaulting Partner; and

               (vi) Anything in this Agreement to the contrary notwithstanding, it is further understood and agreed that, during the period of such default, the Non-Defaulting Partner shall be vested with and authorized to make all decisions, do all acts, and sign all documents required, which shall be binding on the Partnership and on each of the parties hereto without requiring the approval, consent or affirmative vote of the Defaulting Partner.

          (c) Each Partner grants to the other Partner with respect to any loans made by Non-Defaulting Partner to that Partner as a Defaulting Partner pursuant to Section 8.01(b), as security, equally and ratably, for the payment of all loans and interest accrued on them made by Non-Defaulting Partner to that Partner as a Defaulting Partner pursuant to
     Section 8.01(b), a security interest in and a general lien on such Defaulting Partner's Interest in the Partnership and the proceeds thereof, all under the Uniform Commercial Code of the State of Texas. On any default in the payment of such a loan or interest accrued on it, the Non-Defaulting Partner is entitled to all the rights and remedies of a secured party under the Uniform Commercial Code of the State of Texas with respect to the security interest granted in this Section 8.01(c) or in Section 8.01(b). Each Partner shall execute and deliver to the other Partner all financing statements and other instruments the Non-Defaulting Partner may request to effectuate and carry out the preceding provisions of this Section 8.01(c) or of
     Section 8.01(b). At the option of the Non-Defaulting Partner, this Agreement or a carbon, photographic, or other copy hereof may serve as a financing statement.


                                  ARTICLE IX
              RESTRICTIONS ON TRANSFERS OF PARTNERSHIP INTERESTS

     9.01  Restrictions on Transfer.

           Neither Partner shall sell, assign, transfer, pledge, hypothecate or otherwise dispose of all or any portion of such Partner's interest in the Partnership now or hereafter owned or held by such Partner, or of any interest therein, without the prior written consent of the other Partner, which may be withheld in such other Partner's sole and absolute discretion, and any purported sale, assignment, transfer, pledge, hypothecation, or other disposition of all or any portion of a Partner's interest in the Partnership, or of any interest therein, in violation of this Section 9.01 shall be void and of no force or effect.


                                   ARTICLE X
                                    GENERAL

     10.01 Notices.

           (a) All notices or requests provided for or permitted to be given pursuant to this Agreement must be in writing and shall be sufficiently given if personally delivered or mailed by certified or registered mail, return receipt requested, addressed to the party to be notified, post-paid, and registered or certified with return receipt requested, or by delivering such notice in person to such party. Notices given or served pursuant hereto shall be deemed to have been delivered on the date personally delivered or so deposited in the mail.

           (b) All notices to be sent to the Partners shall be sent to or made at the addresses set forth beside their signatures hereto.

           (c) By giving to the other party at least ten (10) days' written notice thereof, the parties hereto and their respective successors and assigns shall have the right from time to time and at any time during the term of this Agreement to change their respective addresses and each shall have the right to specify as his address any other address within the United States of America.

     10.02 GOVERNING LAWS. THIS AGREEMENT AND THE OBLIGATIONS OF THE PARTNERS HEREUNDER SHALL BE INTERPRETED, CONSTRUED, AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS. THE PARTNERS AGREE THAT ANY DISPUTE WITH REGARD TO THIS AGREEMENT SHALL BE BROUGHT IN THE STATE OR FEDERAL COURTS LOCATED IN THE JURISTICTION OF TEXAS IN CLOSEST PROXIMITY TO THE DEFENDANT AND EACH PARTY HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF SUCH COURTS.

     10.03 Entire Agreement. This Agreement contains the entire agreement between the parties hereto relative to the formation of a Partnership to acquire, develop, own and operate the Sites identified in Section 1.03. No variations, modifications, or changes herein or hereof shall be binding upon any party hereto unless set forth in a document duly executed by or on behalf of such party.

     10.04 Waiver. No consent or waiver, express or implied, by any Partner to or of any breach or default by any other in the performance by any other of his obligations hereunder shall be deemed or construed to be a consent or waiver to or of any other breach or default in the performance by any such other party of the same or any other obligations of such Partner hereunder. Failure on the part of any Partner to complain of any act or failure to act of the other Partner or to declare the other Partner in default, irrespective of how long such failure continues, shall not constitute a waiver of such Partner of its rights hereunder.

     10.05 Severability. If any provision of this Agreement or the application thereof to any person or circumstance shall be invalid or unenforceable to any extent, the remainder of this Agreement and the application of such provisions to other persons or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law.

     10.06 Status Reports. Recognizing that each party hereto may find it necessary from time to time to establish to third parties such as accountants, banks, mortgagees or the like, the then current status of performance hereunder, each party agrees, upon the written request of the other, made from time to time, to furnish promptly a written statement (in recordable form, if requested) on the status of any matter pertaining to this Agreement.

     10.07 Amendments. This Agreement shall not be amended, modified or altered except in writing approved by each of the Partners.

     10.08 Terminology. All personal pronouns used in this Agreement, whether used in the masculine, feminine, or neuter gender, shall include all other genders; the singular shall include the plural, and vice versa. Titles of Articles and Sections are for convenience only, and neither limit nor amplify the provisions of the Agreement itself, and all references herein to Articles, Sections or subdivisions thereof shall refer to the corresponding Article, Section or subdivision thereof of this Agreement unless specific reference is made to such Articles, Sections or subdivisions of another document or instrument.

     10.09 Binding Agreement. This Agreement shall inure to the benefit of and be binding upon the undersigned Partners and their respective heirs, executors, legal representatives, successors and assigns. Whenever, in this instrument, a reference to any party or Partner is made, such reference shall be deemed to include a reference to the heirs, executors, legal representatives, successors and assigns of such party or Partner.

     10.10 Payment of Costs and Expenses. The Partnership shall be responsible for paying all costs and expenses of forming and continuing the Partnership and conducting its business, including, without limitation, legal and accounting fees, costs of employees (if any), utilities, rent, costs of furniture, fixtures, equipment and supplies, insurance premiums, taxes, advertising expenses and office supplies. In the event any such costs and expenses are or have been paid by a Partner on behalf of the Partnership, then, except as expressly provided to the contrary in this Agreement, such Partner shall be entitled to be reimbursed for such payment so long as such cost or expense was reasonably necessary and is reasonable in amount and is incurred in connection within the ordinary course of business of the Partnership.

     10.11 Assumed Business Name Certificates. The Partners agree to file such assumed business name and other similar certificates as may be required by applicable law. Operations Manager shall be responsible for determining where such certificates are required to be filed, other than in the State of Texas.

     10.12 Traffic Billed to Everest. Everest hereby agrees to pay the Partnership within 15 days of the invoice date for the traffic billed by the Partnership to Everest for the preceding week, as set forth in the reports required to be delivered by Everest to WQN pursuant to Section 2.01(a)(3).

     10.13 Option to Everest. WQN will grant Everest an option for 5,000 shares of WQN common stock for each Site, up to a total of ten Sites, when the circuit for such Site is installed and operating. Each option will be granted and shall vest on the business day following the day that the circuit becomes operative and the exercise price shall be the closing price of WQN's common stock on the day of grant. The options will be exercisable on the third anniversary of the date of grant; provided, however, for each month that a circuit operates uninterrupted, the exercise date will be reduced by 6 months. Each option will expire 37 months after the date of grant. "Uninterrupted" for purposes of this
Section 10.13 shall mean that the circuit carries an average of 200,000 minutes per T.1 of capacity per month for six (6) months. Should the standard not be met, then for each month it is not met it shall have no reducing effect on the exercise date of the options.

     IN WITNESS WHEREOF, this Agreement is executed effective as of the date first set forth above.

ADDRESS:                                WORLDQUEST NETWORKS, INC.



16990 Dallas Parkway, Suite 220         By:  /s/ Michael R. Lanham
                                             ---------------------
Dallas, Texas 75248                          Michael R. Lanham, President/Chief
                                             Operating Officer


                                        EVEREST WORLDWIDE COMMUNICATIONS INC.



2990 Richmond Ave. Suite 370            By:  /s/ Jay Kumar
                                             -------------
Houston, Texas 77098                    Its: Jay Kumar, CEO

                                  Schedule I
                              Bangalore, India #1

1. WorldQuest Networks will provide the Nuera Gateways, Channel Banks and related equipment necessary for the termination location in Bangalore and in the USA.
2. WorldQuest Networks will route Bangalore traffic from EWCI customers routed through EWCI's switch then through WQN's switch for answer supervision. In addition, WorldQuest Networks will then route the traffic through its Nuera gateway to the WorldQuest Networks Bangalore gateway.
3.   The minutes sold through this circuit will initially be sold at 28 cents
     (US) per minute such rate may be adjusted from time to time by the parties hereto as the wholesale market requires.
4. The parties shall pay the local termination partner 13 cents (US) per minute for termination which shall cover the local office operation, the cost of local phone lines and a local Internet connection of at least 128 Kb in capacity. The termination charge may be adjusted from time to time as market conditions require through mutual consent of the parties.
5. EWCI shall receive 6 cents per minute commission for selling EWCI minutes through this circuit and for maintaining the relationship with the local partner. At such time as the EWCI switch is no longer necessary and a part of the routing of traffic, the commission rate shall be reduced by 3 cents to 3 cents per minute.
6. The parties hereto will split the remaining margin from the sale of minutes 75% to WQN and 25% to EWCI until such time as WQN has fully recovered its capital investment - at that time the profit share shall be 50/50.
7. WQN's initial capital investment is to be $65,000. EWCI's initial capital investment is approximately $50,000
8.   Example of Initial Circuit Economics:

                    Sale Price              0.28   Per minute
                    Termination cost        0.13
                    Commission              0.06
                                                           75%       25%
                                       ---------
                    Margin                  0.09       0.0675    0.0225
                                       =========

9. If at any time the circuit becomes a 100% WQN retail utilized circuit the margin sharing will be 50% to each for the amount between cost and the prevailing wholesale price for this termination location and 100% to WQN between the Wholesale price and the retail price. In such a scenario there will be no commissions (as defined above) paid to EWCI. The termination charge may be adjusted from time to time as market conditions require through mutual consent of the parties.
10. The parties agree that this circuit shall be sold to the customer willing to pay the highest wholesale rate for the circuit. The customer may be WQN.





     __________________________                        ________________________
        WorldQuest Networks                               EWCI

                                  Schedule II
                                  Jamaica #1

1. WorldQuest Networks will provide the Nuera Gateways, Channel Banks and related equipment necessary for the termination location in Jamaica and in the USA.
2. EWCI will provide the VSAT local equipment already in Jamaica and the relocation of the satellite receiving equipment.
3. WorldQuest Networks will route Jamaica traffic from EWCI customers routed through EWCI's switch then through WQN's switch for answer supervision. In addition, WorldQuest Networks will then route the traffic through its Nuera gateway to the WorldQuest Networks Jamaican Nuera gateway. WQN will work with the frame relay provider ATC to reactivate the satellite link to EWCI facility and the relocation of that local loop to WQN's facility at 60 Hudson Street. EWCI will pay any past due amounts due and owing to ATC.
4.   The minutes sold through this circuit will initially be sold at 26 cents
     (US) per minute such rate may be adjusted from time to time by the parties hereto as the wholesale market requires.
5. The parties shall pay the local termination partner 10 cents (US) per minute for termination, which shall cover the local office operation, the cost of local phone lines. In addition. The parties hereto understand and agree that the termination rate of 10 cents is based on a volume of minutes of at least 300,000, should the volume drop below that number the parties may be required by the terminating partner to cover the direct costs of local rent and local phone lines until the volume requirement is reached. That monthly amount is estimated to be $17,000.
6. EWCI shall receive 6 cents per minute commission for selling EWCI minutes through this circuit and maintaining the relationship with the local partner. At such time as the EWCI switch is no longer necessary and a part of the routing of traffic, the commission rate shall be reduced by 3 cents to 3 cents per minute.
7. The parties hereto will split the remaining margin from the sale of minutes 75% to WQN and 25% to EWCI until such time as WQN has fully recovered its capital investment - at that time the profit share shall be 50/50.
8. WQN's initial capital investment is to be $65,000. EWCI's initial capital investment is $50,000 plus the contribution of the VSAT down link equipment (satellite dish, etc.)
9.   Current Circuit Economics:

                    Sale Price              0.26   Per minute
                    Termination cost        0.10
                    Commission              0.06
                    Statellite $4,150       0.02           75%       25%
                                       ---------
                    Margin                  0.08         0.06      0.02
                                       =========

10. If at any time the circuit becomes a 100% WQN retail utilized circuit the margin sharing will be 50% to each for the amount between cost and the prevailing wholesale price for this termination location and 100% to WQN between the Wholesale price and the retail price. In such a scenario there will be no commissions (as defined above) paid to EWCI. The termination charge may be adjusted from time to time as market conditions require through mutual consent of the parties.
11. The parties agree that this circuit shall be sold to the customer willing to pay the highest wholesale rate for the circuit. The customer may be WQN.





     __________________________                        ________________________
        WorldQuest Networks                                      EWCI

                                 Schedule III
                        Bangalore, India #2 (Existing)

1. WorldQuest Networks will purchase from EWCI the Nuera Gateways, Channel Banks and related equipment necessary for the termination location in Bangalore and in the USA.
2. WorldQuest Networks will route Bangalore traffic from EWCI customers routed through EWCI's switch then through WQN's switch for answer supervision. In addition, WorldQuest Networks will then route the traffic through its Nuera gateway to the WorldQuest Networks Bangalore gateway. (This arrangement will start upon the relocation of WQN's switch to it's permanent location at 60 Hudson St.)
3. The minutes sold through this circuit will be sold at 19 cents (US) per minute such rate may be adjusted from time to time by the parties hereto as the market requires. At such time as Item #2 above takes place the price shall increase to 28 cents per minute.
4. The parties shall pay the local termination partner 13 cents (US) per minute for termination which shall cover the local office operation, the cost of local phone lines and a local Internet connection of at least 128 Kb in capacity.
5. EWCI shall receive 6 cents per minute commission for selling EWCI minutes through this circuit and for maintaining the relationship with the local partner. At such time as the EWCI switch is no longer necessary and a part of the routing of traffic, the commission rate shall be reduced by 3 cents to 3 cents per minute.
6. The parties hereto will split the remaining margin from the sale of minutes 50% to WQN and 50% to EWCI.
7. WQN's initial capital investment is to be $65,000 plus Nuera gateways ($35,000). EWCI's initial capital investment is approximately $61,000.
8.   Current Circuit Economics:

                    Sale Price              0.28   Per minute
                    Termination cost        0.13
                    Commission              0.06
                                                           50%       50%
                                       ---------
                    Margin                  0.09        0.045     0.045
                                       =========

9. If at any time the circuit becomes a 100% WQN retail utilized circuit the margin sharing will be 50% to each for the amount between cost and the prevailing wholesale price for this termination location and 100% to WQN between the Wholesale price and the retail price. In such a scenario there will be no commissions (as defined above) paid to EWCI. The termination charge may be adjusted from time to time as market conditions require through mutual consent of the parties.
10. The parties agree that this circuit shall be sold to the customer willing to pay the highest wholesale rate for the circuit. The customer may be WQN.



     __________________________                        ________________________
        WorldQuest Networks                                      EWCI

                                  Schedule IV
                       Chittagong, Bangladesh (Existing)

1. WorldQuest Networks will purchase from EWCI the Nuera Gateways, Channel Banks and related equipment necessary for the termination location in Chittagong and in the USA.
2. WorldQuest Networks will route Chittagong traffic from EWCI customers routed through EWCI's switch then through WQN's switch for answer supervision. In addition, WorldQuest Networks will then route the traffic through its Nuera gateway to the WorldQuest Networks Chittagong gateway. (This arrangement will start upon the relocation of WQN's switch to its permanent location at 60 Hudson St.)
3. The minutes sold through this circuit will be sold at 23 cents (US) per minute such rate may be adjusted from time to time by the parties hereto as the market requires. At such time as Item #3 above takes place the price shall increase to 28 cents per minute.
4. The parties shall pay the local termination partner 13 cents (US) per minute for termination which shall cover the local office operation, the cost of local phone lines and a local Internet connection of at least 128 Kb in capacity.
5. EWCI shall receive 6 cents per minute commission for selling EWCI minutes through this circuit and for maintaining the relationship with the local partner. At such time as the EWCI switch is no longer necessary and a part of the routing of traffic, the commission rate shall be reduced by 3 cents to 3 cents per minute.
6. The parties hereto will split the remaining margin from the sale of minutes 50% to WQN and 50% to EWCI until such time as WQN has fully recovered its capital investment - at that time the profit share shall be 50/50.
7. WQN's initial capital investment is to be $65,000 plus Nuera gateways ($35,000) and related equipment. EWCI's initial capital investment is approximately $54,000.
8.   Current Circuit Economics:

                    Sale Price              0.23   Per minute
                    Termination cost        0.13
                    Commission              0.06
                                                           50%       50%
                                       ---------
                    Margin                  0.04         0.02      0.02
                                       =========

9. If at any time the circuit becomes a 100% WQN retail utilized circuit the margin sharing will be 50% to each for the amount between cost and the prevailing wholesale price for this termination location and 100% to WQN between the Wholesale price and the retail price. In such a scenario there will be no commissions (as defined above) paid to EWCI. The termination charge may be adjusted from time to time as market conditions require through mutual consent of the parties.
10. The parties agree that this circuit shall be sold to the customer willing to pay the highest wholesale rate for the circuit. The customer may be WQN.


     __________________________                        ________________________
        WorldQuest Networks                                      EWCI

                                  Schedule V
                         Dhaka, Bangladesh (Existing)

1. WorldQuest Networks will purchase from EWCI the Nuera Gateways, Channel Banks and related equipment necessary for the termination location in Dhaka and in the USA.
2. WorldQuest Networks will route Dhaka traffic from EWCI customers routed through EWCI's switch then through WQN's switch for answer supervision. In addition, WorldQuest Networks will then route the traffic through its Nuera gateway to the WorldQuest Networks Dhaka gateway. (This arrangement will start upon the relocation of WQN's switch to its permanent location at 60 Hudson St.)
3. The minutes sold through this circuit will be sold at 23 cents (US) per minute such rate may be adjusted from time to time by the parties hereto as the market requires. At such time as Item #3 above takes place the price shall increase to 28 cents per minute.
4. The parties shall pay the local termination partner 13 cents (US) per minute for termination which shall cover the local office operation, the cost of local phone lines and a local Internet connection of at least 128 Kb in capacity.
5. EWCI shall receive 6 cents per minute commission for selling EWCI minutes through this circuit and maintaining the relationship with the local partner. At such time as the EWCI switch is no longer necessary and a part of the routing of traffic, the commission rate shall be reduced by 3 cents to 3 cents per minute.
6. The parties hereto will split the remaining margin from the sale of minutes 50% to WQN and 50% to EWCI until such time as WQN has fully recovered its capital investment - at that time the profit share shall be 50/50.
7. WQN's initial capital investment is to be $100,000 plus Nuera gateways and related equipment ($100,000). EWCI's initial capital investment is approximately $62,000.
8.   Current Circuit Economics:

                    Sale Price              0.23   Per minute
                    Termination cost        0.13
                    Commission              0.06
                                                           50%       50%
                                       ---------
                    Margin                  0.04         0.02      0.02
                                       =========

9. If at any time the circuit becomes a 100% WQN retail utilized circuit the margin sharing will be 50% to each for the amount between cost and the prevailing wholesale price for this termination location and 100% to WQN between the Wholesale price and the retail price. In such a scenario there will be no commissions (as defined above) paid to EWCI. The termination charge may be adjusted from time to time as market conditions require through mutual consent of the parties.
10. The parties agree that this circuit shall be sold to the customer willing to pay the highest wholesale rate for the circuit. The customer may be WQN.



     __________________________                        ________________________
        WorldQuest Networks                                      EWCI

                                  Schedule VI
                             Dhaka #2, Bangladesh

1. WorldQuest Networks will provide the Nuera Gateways, Channel Banks and related equipment necessary for the termination location in Dhaka and in the USA.
2. WorldQuest Networks will route Dhaka traffic from EWCI customers routed through EWCI's switch then through WQN's switch for answer supervision. In addition, WorldQuest Networks will then route the traffic through its Nuera gateway to the WorldQuest Networks Dhaka gateway. (This arrangement will start upon the relocation of WQN's switch to its permanent location at 60 Hudson St.)
3. The minutes sold through this circuit will be sold at 23 cents (US) per minute such rate may be adjusted from time to time by the parties hereto as the market requires. At such time as Item #3 above takes place the price shall increase to 28 cents per minute.
4. The parties shall pay the local termination partner 13 cents (US) per minute for termination which shall cover the local office operation, the cost of local phone lines and a local Internet connection of at least 128 Kb in capacity.
5. EWCI shall receive 6 cents per minute commission for selling EWCI minutes through this circuit and maintaining the relationship with the local partner. At such time as the EWCI switch is no longer necessary and a part of the routing of traffic, the commission rate shall be reduced by 3 cents to 3 cents per minute.
6. The parties hereto will split the remaining margin from the sale of minutes 50% to WQN and 50% to EWCI.
7. WQN's initial capital investment is to be $75,000 plus Nuera gateways and related equipment ($112,000). EWCI's initial capital investment is approximately $75,000.
8.   Current Circuit Economics:

                    Sale Price              0.23   Per minute
                    Termination cost        0.13
                    Commission              0.06
                                                           50%       50%
                                       ---------
                    Margin                  0.04         0.02      0.02
                                       =========

9. If at any time the circuit becomes a 100% WQN retail utilized circuit the margin sharing will be 50% to each for the amount between cost and the prevailing wholesale price for this termination location and 100% to WQN between the Wholesale price and the retail price. In such a scenario there will be no commissions (as defined above) paid to EWCI. The termination charge may be adjusted from time to time as market conditions require through mutual consent of the parties.
10. The parties agree that this circuit shall be sold to the customer willing to pay the highest wholesale rate for the circuit. The customer may be WQN.



     __________________________                        ________________________
        WorldQuest Networks                                      EWCI

                                 Schedule VII
                               Hyderabad, India

1. WorldQuest Networks will provide the Nuera Gateways, Channel Banks and related equipment necessary for the termination location in Hyderabad and in the USA.
2. WorldQuest Networks will route Hyderabad traffic from EWCI customers routed through EWCI's switch then through WQN's switch for answer supervision. In addition, WorldQuest Networks will then route the traffic through its Nuera gateway to the WorldQuest Networks Dhaka gateway. (This arrangement will start upon the relocation of WQN's switch to its permanent location at 60 Hudson St.)
3. The minutes sold through this circuit will be sold at 25 cents (US) per minute such rate may be adjusted from time to time by the parties hereto as the market requires. At such time as Item #3 above takes place the price shall increase to 30 cents per minute.
4. The parties shall pay the local termination partner 13 cents (US) per minute for termination which shall cover the local office operation, the cost of local phone lines and a local Internet connection of at least 128 Kb in capacity.
5. EWCI shall receive 6 cents per minute commission for selling EWCI minutes through this circuit and maintaining the relationship with the local partner. At such time as the EWCI switch is no longer necessary and a part of the routing of traffic, the commission rate shall be reduced by 3 cents to 3 cents per minute.
6. The parties hereto will split the remaining margin from the sale of minutes 50% to WQN and 50% to EWCI.
7. WQN's initial capital investment is to be $50,000 plus Nuera gateways and related equipment ($64,000). EWCI's initial capital investment is approximately $50,000.
8.   Current Circuit Economics:

                    Sale Price              0.25   Per minute
                    Termination cost        0.13
                    Commission              0.06
                                                           50%       50%
                                       ---------
                    Margin                  0.06         0.03      0.03
                                       =========

9. If at any time the circuit becomes a 100% WQN retail utilized circuit the margin sharing will be 50% to each for the amount between cost and the prevailing wholesale price for this termination location and 100% to WQN between the Wholesale price and the retail price. In such a scenario there will be no commissions (as defined above) paid to EWCI. The termination charge may be adjusted from time to time as market conditions require through mutual consent of the parties.
10. The parties agree that this circuit shall be sold to the customer willing to pay the highest wholesale rate for the circuit. The customer may be WQN.



     __________________________                        ________________________
        WorldQuest Networks                               EWCI

                                 Schedule VIII
                                Chennai, India

1. WorldQuest Networks will provide the Nuera Gateways, Channel Banks and related equipment necessary for the termination location in Chennai and in the USA.
2. WorldQuest Networks will route Chennai traffic from EWCI customers routed through EWCI's switch then through WQN's switch for answer supervision. In addition, WorldQuest Networks will then route the traffic through its Nuera gateway to the WorldQuest Networks Dhaka gateway. (This arrangement will start upon the relocation of WQN's switch to its permanent location at 60 Hudson St.)
3. The minutes sold through this circuit will be sold at 25 cents (US) per minute such rate may be adjusted from time to time by the parties hereto as the market requires. At such time as Item #3 above takes place the price shall increase to 30 cents per minute.
4. The parties shall pay the local termination partner 13 cents (US) per minute for termination which shall cover the local office operation, the cost of local phone lines and a local Internet connection of at least 128 Kb in capacity.
5. EWCI shall receive 6 cents per minute commission for selling EWCI minutes through this circuit and maintaining the relationship with the local partner. At such time as the EWCI switch is no longer necessary and a part of the routing of traffic, the commission rate shall be reduced by 3 cents to 3 cents per minute.
6. The parties hereto will split the remaining margin from the sale of minutes 50% to WQN and 50% to EWCI.
7. WQN's initial capital investment is to be $50,000 plus Nuera gateways and related equipment ($62,000). EWCI's initial capital investment is approximately $50,000.
8.   Current Circuit Economics:

                    Sale Price              0.25   Per minute
                    Termination cost        0.13
                    Commission              0.06
                                                           50%       50%
                                       ---------
                    Margin                  0.06         0.03      0.03
                                       =========

9. If at any time the circuit becomes a 100% WQN retail utilized circuit the margin sharing will be 50% to each for the amount between cost and the prevailing wholesale price for this termination location and 100% to WQN between the Wholesale price and the retail price. In such a scenario there will be no commissions (as defined above) paid to EWCI. The termination charge may be adjusted from time to time as market conditions require through mutual consent of the parties.
10. The parties agree that this circuit shall be sold to the customer willing to pay the highest wholesale rate for the circuit. The customer may be WQN.



     __________________________                        ________________________
        WorldQuest Networks                                      EWCI

                                  Schedule IX
                                 Mumbai, India

1. WorldQuest Networks will provide the Nuera Gateways, Channel Banks and related equipment necessary for the termination location in Mumbai and in the USA.
2. WorldQuest Networks will route Mumbai traffic from EWCI customers routed through EWCI's switch then through WQN's switch for answer supervision. In addition, WorldQuest Networks will then route the traffic through its Nuera gateway to the WorldQuest Networks Dhaka gateway. (This arrangement will start upon the relocation of WQN's switch to its permanent location at 60 Hudson St.)
3. The minutes sold through this circuit will be sold at 22 cents (US) per minute such rate may be adjusted from time to time by the parties hereto as the market requires. At such time as Item #3 above takes place the price shall increase to 28 cents per minute.
4. The parties shall pay the local termination partner 13 cents (US) per minute for termination which shall cover the local office operation, the cost of local phone lines and a local Internet connection of at least 128 Kb in capacity.
5. EWCI shall receive 6 cents per minute commission for selling EWCI minutes through this circuit and maintaining the relationship with the local partner. At such time as the EWCI switch is no longer necessary and a part of the routing of traffic, the commission rate shall be reduced by 3 cents to 3 cents per minute.
6. The parties hereto will split the remaining margin from the sale of minutes 50% to WQN and 50% to EWCI.
7. WQN's initial capital investment is to be $50,000 plus Nuera gateways and related equipment ($65,000). EWCI's initial capital investment is approximately $50,000.
8.   Current Circuit Economics:

                    Sale Price              0.22   Per minute
                    Termination cost        0.13
                    Commission              0.06
                                                           50%       50%
                                       ---------
                    Margin                  0.03        0.015     0.015
                                       =========


9. If at any time the circuit becomes a 100% WQN retail utilized circuit the margin sharing will be 50% to each for the amount between cost and the prevailing wholesale price for this termination location and 100% to WQN between the Wholesale price and the retail price. In such a scenario there will be no commissions (as defined above) paid to EWCI. The termination charge may be adjusted from time to time as market conditions require through mutual consent of the parties.
10. The parties agree that this circuit shall be sold to the customer willing to pay the highest wholesale rate for the circuit. The customer may be WQN.



     __________________________                        ________________________
        WorldQuest Networks                                      EWCI

                                  Schedule X
                          Dubai, United Arab Emirates

1. WorldQuest Networks will provide the Nuera Gateways, Channel Banks and related equipment necessary for the termination location in Dubai and in the USA.
2. WorldQuest Networks will route Dubai traffic from EWCI customers routed through EWCI's switch then through WQN's switch for answer supervision. In addition, WorldQuest Networks will then route the traffic through its Nuera gateway to the WorldQuest Networks Dhaka gateway. (This arrangement will start upon the relocation of WQN's switch to its permanent location at 60 Hudson St.)
3. The minutes sold through this circuit will be sold at 14 cents (US) per minute such rate may be adjusted from time to time by the parties hereto as the market requires. At such time as Item #3 above takes place the price shall increase to 35 cents per minute.
4. The parties shall pay the local termination partner 13 cents (US) per minute for termination which shall cover the local office operation, the cost of local phone lines and a local Internet connection of at least 128 Kb in capacity.
5. EWCI shall receive 3 cents per minute commission for selling EWCI minutes through this circuit and maintaining the relationship with the local partner. At such time as the EWCI switch is no longer necessary and a part of the routing of traffic, the commission rate shall be reduced by 3 cents to 0 cents per minute.
6. The parties hereto will split the remaining margin from the sale of minutes 50% to WQN and 50% to EWCI.
7. WQN's initial capital investment is to be $50,000 plus Nuera gateways and related equipment ($65,000). EWCI's initial capital investment is approximately $50,000.
8.   Current Circuit Economics:

                    Sale Price              0.14   Per minute
                    Termination cost        0.08
                    Commission              0.03
                                                           50%       50%
                                       ---------
                    Margin                  0.02         0.01      0.01
                                       =========

9. If at any time the circuit becomes a 100% WQN retail utilized circuit the margin sharing will be 50% to each for the amount between cost and the prevailing wholesale price for this termination location and 100% to WQN between the Wholesale price and the retail price. In such a scenario there will be no commissions (as defined above) paid to EWCI. The termination charge may be adjusted from time to time as market conditions require through mutual consent of the parties.
10. The parties agree that this circuit shall be sold to the customer willing to pay the highest wholesale rate for the circuit. The customer may be WQN.



     __________________________                        ________________________
        WorldQuest Networks                                      EWCI